EXHIBIT 21.1
                       MIDAMERICAN ENERGY HOLDINGS COMPANY

                         SUBSIDIARIES AND JOINT VENTURES

SUBSIDIARIES:

MidAmerican Energy Holdings Company                         Iowa
MidAmerican Funding, LLC                                    Iowa
MHC Inc.                                                    Iowa
MidAmerican Energy Company                                  Iowa
CBEC Railway Inc.                                           Iowa
InterCoast Capital Company                                  Delaware
Cimmred Leasing Company                                     South Dakota
InterCoast Global Management, Inc                           Delaware
InterCoast Power Company                                    Delaware
IWG Co. 8                                                   Delaware
MHC Investment Company                                      South Dakota
MWR Capital Inc.                                            South Dakota
TTP, Inc. of South Dakota                                   South Dakota
Midwest Capital Group, Inc.                                 Iowa
Dakota Dunes Development Company                            Iowa
Two Rivers Inc.                                             South Dakota
MidAmerican Services Company                                Iowa
MEC Construction Services Co.                               Iowa
HomeServices of America, Inc.                               Delaware
Allied Title Services, LLC                                  Nebraska
California Title Company                                    California
Caldwell Mill, LLP                                          Alabama
Capitol Intermediary Company                                Nebraska
Capitol Land Exchange, Inc.                                 Nebraska
Capitol Title Company                                       Nebraska
CBSHome Real Estate Company                                 Nebraska
CBSHome Relocation Services, Inc.                           Nebraska
Champion Realty, Inc.                                       Maryland
Chancellor Mortgage Services, Inc.                          Maryland
Chancellor Title Services, Inc.                             Maryland
Columbia Title of Florida, Inc.                             Florida
Community Mortgage Company                                  Minnesota
Edina Financial Services, Inc.                              Minnesota
Edina Realty, Inc.                                          Minnesota
Edina Realty Insurance Agency, Inc.                         Minnesota
Edina Realty Referral Network, Inc.                         Minnesota
Edina Realty Relocation, Inc.                               Minnesota
Edina Realty Title, Inc.                                    Minnesota
Embassy Financial Services, Inc.                            Florida
Esslinger-Wooten-Maxwell, Inc.                              Florida
The Escrow Firm, Inc.                                       California
First Capital Enterprises, LP                               California
First Capital Group, LP                                     California
First Realty, Ltd.                                          Iowa
FMLC Mortgage LLC                                           Arizona

For Rent, Inc.                                              Arizona
HMSV-USB Lending, LLC                                       Alabama
HMSV Financial Services, Inc.                               Delaware
HMSV Technologies, Inc.                                     Delaware
Home Real Estate (Lincoln Central)                          Nebraska
Home Real Estate (Lincoln Corporate)                        Nebraska
Home Real Estate (Lincoln Cotner)                           Nebraska
Home Real Estate (Lincoln Holmes Lake)                      Nebraska
Home Real Estate (Lincoln North)                            Nebraska
Home Real Estate (Lincoln Pine Lake)                        Nebraska
Home Real Estate (Lincoln South)                            Nebraska
Home Real Estate (Nebraska)                                 Nebraska
HomeServices Insurance, Inc.                                Nebraska
HomeServices Lending, LLC                                   Delaware
HomeServices of California, Inc.                            Delaware
HomeServices of Florida, Inc.                               Florida
HomeServices of Kentucky, Inc.                              Kentucky
HomeServices of Nebraska, Inc.                              Delaware
IMO Co., Inc.                                               Missouri
InsuranceSouth, LLC                                         Alabama
Iowa Realty Co., Inc.                                       Iowa
Iowa Realty Insurance Agency, Inc.                          Iowa
Iowa Title Company                                          Iowa
Iowa Title Linn County, LLC                                 Iowa
Iowa Title Linn County II, LLC                              Iowa
J.D. Reece Mortgage Company                                 Kansas
J.S. White & Associates, Inc.                               Alabama
Jenny Pruitt Insurance Services, LLC                        Georgia
Jenny Pruitt & Associates, Inc.                             Georgia
JRHBW Realty, Inc.                                          Alabama
Kansas City Title, Inc.                                     Missouri
Kentucky Residential Referral Services, LLC                 Kentucky
Lincoln Title Company, LLC                                  Nebraska
Long Title Agency, LLC                                      Arizona
Meridian Title Services, LLC                                Georgia
MidAmerican Commercial Real Estate Services, Inc.           Kansas
Midland Escrow Services, Inc.                               Iowa
MortgageSouth, LLC                                          Alabama
MRSCT, Inc.                                                 Kentucky
Nebraska Land Title and Abstract Company                    Nebraska
Pickford Escrow Company, Inc.                               California
Pickford Golden State Member, LLC                           California
Pickford Holdings LLC                                       California
Pickford North County, LP                                   California
Pickford Real Estate, Inc.                                  California
Pickford Realty, Ltd.                                       California
Pickford Services Company                                   California
Plaza Financial Services, LLC                               Kansas
Plaza Mortgage Services, LLC                                Kansas
Professional Referral Organization, Inc.                    Maryland
Property I.D. Golden State, LLC                             California
Real Estate Links, LLC                                      Illinois

Rector-Hayden Realtors, Inc.                                Delaware
Reece & Nichols Alliance, Inc.                              Kansas
Reece & Nichols Realtors, Inc.                              Kansas
The Referral Company                                        Iowa
RHL Referral Company, LLC                                   Arizona
Roy H. Long Realty Company, Inc.                            Arizona
San Diego PCRE, Inc.                                        California
Semonin Mortgage Services, Inc.                             Kentucky
Semonin Realtors, Inc.                                      Kentucky
Seward Title, LLC                                           Nebraska
Southwest Relocation, LLC                                   Arizona
Title Info Now, LLC                                         Minnesota
TitleSouth, LLC                                             Alabama
Trinity Mortgage Affiliates                                 Minnesota
Trinity Mortgage Partners, Inc.                             Georgia
United Settlement Services, LC                              Iowa
Woods Bros. Real Estate Group, Inc.                         Nebraska
Woods Bros. Realty, Inc.                                    Nebraska
Woods Lots, Inc.                                            Nebraska
CE Electric UK Funding Company                              England
CalEnergy Gas (Holdings) Limited                            England
CalEnergy Gas Limited                                       England
CalEnergy Gas (Australia) Limited                           England
CalEnergy Gas (Polska) Sp. z.o.o.                           Poland
CalEnergy Resources Polska SP. z.o.o.                       Poland
CalEnergy Resources Limited                                 England
CE Electric (Ireland) Ltd.                                  Republic of Ireland
CE Electric UK Holdings                                     England
CE Electric UK Ltd.                                         England
CE UK Gas Holdings Limited                                  England
Integrated Utility Services Limited                         England
Integrated Utility Services Limited                         Ireland
Northern Electric plc                                       England
Northern Electric Distribution Limited                      England
Northern Electric Finance plc                               England
Northern Electric & Gas Limited                             England
Northern Electric Generation (TPL) Limited                  England
Northern Electric Generation (Peaking) Limited              England
Northern Electric Genco Limited                             England
Northern Electric Insurance Services Limited                Isle of Man
Northern Electric (Overseas Holdings) Limited               England
Northern Electric Properties Limited                        England
Northern Electric Retail Limited                            England
Northern Electric Supply Limited                            England
Northern Electric Training Limited                          England
Northern Infocom Limited                                    England
Northern Metering Services Limited                          England
Northern Transport Finance Limited                          England
Stamfordham Road Developments Ltd.                          England
Kings Road Developments Limited                             England
Selectusonline                                              England
Teesside Power Limited                                      England

Vehicle Lease and Service Limited                           England
Yorkshire Cayman Holding Limited                            Cayman Islands
Yorkshire Electricity Distribution plc                      England
Yorkshire Electricity Distribution Services Limited         England
Yorkshire Electricity Group plc                             England
Yorkshire Holdings plc                                      England
Yorkshire Power Finance Limited                             Cayman Islands
Yorkshire Power Finance 2 Limited                           Cayman Islands
Yorkshire Power Group Limited                               England
YPG Holdings LLC                                            Delaware
CE Generation, LLC                                          Nebraska
CalEnergy Operating Corporation                             Delaware
California Energy Development Corporation                   Delaware
California Energy Yuma Corporation                          Utah
CE Salton Sea Inc.                                          Delaware
CE Texas Energy LLC                                         Delaware
CE Texas Gas LP                                             Delaware
CE Texas Fuel, LLC                                          Delaware
CE Texas Pipeline, LLC                                      Delaware
CE Texas Power, LLC                                         Delaware
CE Texas Resources, LLC                                     Delaware
CE Turbo LLC                                                Delaware
Conejo Energy Company                                       California
Del Ranch, L. P.                                            California
Desert Valley Company                                       California
Elmore, L.P.                                                California
Falcon Power Operating Company                              Texas
Falcon Seaboard Oil Company                                 Texas
Falcon Seaboard Pipeline Corporation                        Texas
Falcon Seaboard Power Corporation                           Texas
Fish Lake Power LLC                                         Delaware
FSRI Holdings, Inc                                          Texas
Imperial Magma LLC                                          Delaware
Leathers, L.P.                                              California
Magma Land Company I                                        Nevada
Magma Power Company                                         Nevada
Niguel Energy Company                                       California
Power Resources, Ltd.                                       Texas
Salton Sea Brine Processing L. P.                           California
Salton Sea Funding Corporation                              Delaware
Salton Sea Power Company                                    Nevada
Salton Sea Power Generation L. P.                           California
Salton Sea Power LLC                                        Delaware
Salton Sea Royalty LLC                                      Delaware
San Felipe Energy Company                                   California
Saranac Energy Company, Inc.                                Delaware
SECI Holdings, Inc.                                         Delaware
VPC Geothermal LLC                                          Delaware
Vulcan Power Company                                        Nevada.
Vulcan/BN Geothermal Power Company                          Nevada.
Yuma Cogeneration Associates                                Arizona
North Country Gas Pipeline Corporation                      New York

Saranac Power Partners, LP                                  Delaware
American Pacific Finance Company                            Delaware
CalEnergy Capital Trust II                                  Delaware
CalEnergy Capital Trust III                                 Delaware
CalEnergy Company Inc.                                      Delaware
CalEnergy Generation Operating Company                      Delaware
CalEnergy Holdings, Inc.                                    Delaware
CalEnergy International, Inc.                               Delaware
CalEnergy International Ltd.                                Bermuda
CalEnergy International Services, Inc.                      Delaware
CalEnergy Investments C.V.                                  Netherlands
CalEnergy Minerals, LLC                                     Delaware
CalEnergy Minerals Development LLC                          Delaware
CalEnergy Pacific Holdings Corp.                            Delaware
CalEnergy U.K. Inc.                                         Delaware
CE Casecnan Ltd.                                            Bermuda
CE Cebu Geothermal Power Company, Inc.                      Philippines
CE (Bermuda) Financing Ltd.                                 Bermuda
CE Electric, Inc.                                           Delaware
CE Electric (NY), Inc.                                      Delaware
CE Exploration Company                                      Delaware
CE Geothermal, Inc.                                         Delaware
CE Geothermal LLC                                           Delaware
CE Insurance Services Limited                               Isle of Man
CE International (Bermuda) Ltd                              Bermuda
CE International Investments, Inc.                          Delaware
CE Mahanagdong Ltd.                                         Bermuda
CE Mahanagdong II, Inc.                                     Philippines
CE Obsidian Energy LLC                                      Delaware
CE Philippines Ltd.                                         Bermuda
CE Philippines II, Inc.                                     Philippines
CE Power, Inc.                                              Delaware
CE Power LLC                                                Delaware
CE Resources LLC                                            Delaware
Cordova Energy Company, LLC                                 Delaware
Cordova Funding Corporation                                 Delaware
Intermountain Geothermal Company                            Delaware
Kern River Funding Corporation                              Delaware
Kern River Gas Transmission Company                         Texas
KR Acquisition 1, LLC                                       Delaware
KR Acquisition 2, LLC                                       Delaware
KR Holding, LLC                                             Delaware
Magma Netherlands B.V.                                      Netherlands
MEHC Investment, Inc.                                       South Dakota
MidAmerican Capital Trust I                                 Delaware
MidAmerican Capital Trust II                                Delaware
MidAmerican Capital Trust III                               Delaware
MidAmerican Energy Machining Services, LLC                  Delaware
MidAmerican Transmission, LLC                               Delaware
NNGC Acquisition, LLC                                       Delaware
Northern Natural Gas Company                                Delaware
Ormoc Cebu Ltd.                                             Bermuda

Quad Cities Energy Company                                  Iowa
Salton Sea Minerals Corp.                                   Delaware
Tongonan Power Investment, Inc.                             Philippines
Visayas Geothermal Power Company                            Philippines
CE Casecnan Water and Energy Company, Inc.                  Philippines
CE Luzon Geothermal Power Company, Inc.                     Philippines
American Pacific Finance Company II                         California
Arizona Home Services LLC                                   Arizona
Avonmouth CHP Limited                                       England
Big Springs Pipeline Company                                Texas
Bioclean Fuels, Inc.                                        Delaware
CalEnergy BCF, Inc.                                         Delaware
CalEnergy Capital Trust I                                   Delaware
CalEnergy Capital Trust IV                                  Delaware
CalEnergy Capital Trust V                                   Delaware
CalEnergy Capital Trust VI                                  Delaware
CalEnergy Europe Ltd.                                       England
CalEnergy Imperial Valley Company, Inc.                     Delaware
CalEnergy Power Ltd.                                        England
CalEnergy Power Ventures Ltd.                               England
California Energy Management Company                        Delaware
CBE Engineering Co.                                         California
CEABC Co.                                                   Delaware
CEXYZ Co.                                                   Delaware
CE Administrative Services, Inc.                            Delaware
CE Argo Energy, Inc.                                        Delaware
CE Argo Power LLC                                           Delaware
CE Asia Ltd.                                                Bermuda
CE Bali, Ltd.                                               Bermuda
CE Indonesia Geothermal, Inc.                               Delaware
CE Indonesia Ltd.                                           Bermuda
CE Latin America Ltd                                        Bermuda
CE Obsidian Holding LLC                                     Delaware
CE Overseas Ltd.                                            Bermuda
CE Singapore Ltd.                                           Bermuda
CE/TA LLC                                                   Delaware
DCCO Inc.                                                   Minnesota
Electricity North East Ltd.                                 England
Electricity North Ltd.                                      England
Gas UK Ltd.                                                 England
Gilbert/CBE Indonesia LLC                                   Nebraska
Gilbert/CBE L. P.                                           Nebraska
Home Real Estate Inc. (Lincoln Central)                     Nebraska
Home Real Estate Inc. (Lincoln Corporate)                   Nebraska
Home Real Estate Inc. (Lincoln Cotner)                      Nebraska
Home Real Estate Inc. (Lincoln Holmes Lake)                 Nebraska
Home Real Estate Inc. (Lincoln North)                       Nebraska
Home Real Estate Inc. (LincolnSouth)                        Nebraska
Home Real Estate Inc. (Nebraska)                            Nebraska
Home Real Estate Inc. (Pine Lake)                           Nebraska
Integrated Utility Services (UK) Ltd.                       England
IPP Co.                                                     Delaware

IPP Co. LLC                                                 Delaware
InterCoast Sierra Power Company                             Delaware
InterCoast Energy Company                                   Delaware
InterCoast Power Marketing Company                          Delaware
J.P. & A., Inc.                                             Georgia
LW Technical (Northern) Ltd.                                England
Magma Generating Company I                                  Nevada
Magma Generating Company II                                 Nevada
Magma Geo (GP)                                              California
MidAmerican Energy Financing I                              Delaware
MidAmerican Energy Financing II                             Delaware
MidAmerican Energy Funding Corporation                      Delaware
Midwest Gas Company                                         Iowa
NEEB Ltd.                                                   England
Neptune Power Ltd.                                          England
NorCon Holdings, Inc.                                       Delaware
NorCon Power Partners L.P.                                  Delaware
Norming Investments B.V.                                    Netherlands
North Eastern Electricity Ltd.                              England
Northern Aurora, Inc.                                       Delaware
Northern Aurora Limited                                     England
Northern Cablevision Ltd.                                   England
Northern Cogen Ltd.                                         England
Northern Consolidated Power, Inc.                           Delaware
Northern Electric Contracting Ltd.                          England
Northern Electric & Gas Distribution Ltd.                   England
Northern Electric Generation Limited                        England
Northern Electric Power Ltd.                                England
Northern Electric Share Scheme Trustee Ltd.                 England
Northern Electrics Ltd.                                     England
Northern Electric Telecom Limited                           England
Northern Electric (TPL) Holdings Ltd.                       England
Northern Electric Training Limited                          England
Northern Electric Transport Limited                         England
Northern Energy Distribution Ltd.                           England
Northern Power Distribution Ltd.                            England
Northern Utilities Ltd.                                     England
Northern Utility Services Ltd.                              England
Northern Tracing & Collection Services Limited              England
NUSL International Ltd.                                     England
Real Estate Referral Network, Inc.                          Nebraska
Ryhope Road Developments Ltd                                England
Seal Sands Network Ltd.                                     England
Slupo I B.V.                                                Netherlands
UK Distribution Limited                                     England
YEDL Limited                                                England